UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

DIGITALGLOBE, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

DigitalGlobe, Inc. is amending the definitive proxy statement and proxy card and the notice of internet availability of proxy materials filed on Schedule 14A with the Securities and Exchange Commission on April 15, 2013 (the “Proxy Materials”) in order to correct a typographical error in Proposal No. 2 on the proxy card included in the filing and in the notice of internet availability of proxy materials by changing “December 31, 2012” to “December 31, 2013.” There are no other revisions to the Proxy Materials.

ANNUAL MEETING OF STOCKHOLDERS OF DIGITALGLOBE, INC. May 30, 2013 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The notice of meeting and proxy statement are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16165 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20330300000000001000 2 053013 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3. . PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of three Class I Directors to serve for a three-year term expiring at our 2016 FOR AGAINST ABSTAIN Annual Meeting of Stockholders and until their respective successors are duly elected and 2. Ratification of the appointment of PricewaterhouseCoopers LLP qualified. as our independent registered public accounting firm for the year NOMINEES: ending December 31, 2013. FOR ALL NOMINEES O Nick S. Cyprus O Jeffrey R. Tarr FOR AGAINST ABSTAIN WITHHOLD AUTHORITY O James M. Whitehurst 3. Approval, on an advisory basis, of the compensation of the FOR ALL NOMINEES Company’s named executive officers. FOR ALL EXCEPT NOTE: In their discretion, the proxies are authorized to vote upon such other (See instructions below) business as may properly come before the Annual Meeting or any postponement or adjournment thereof. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: If you plan to attend the Annual Meeting, please check the box at right. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

DIGITALGLOBE, INC. Proxy for Annual Meeting of Stockholders on May 30, 2013 Solicited on Behalf of the Board of Directors The undersigned stockholder of DigitalGlobe, Inc. (the “Company”) hereby appoints Daniel L. Jablonsky and Yancey L. Spruill, and each of them, the lawful attorneys and proxies of the undersigned, each with full power of substitution and the power to act alone, to vote all of the shares of Common Stock of the Company held of record by the undersigned on April 8, 2013, at the Annual Meeting of Stockholders to be held at the Hyatt Regency Denver, 650 15th Street, Denver, Colorado 80202 in the Mineral Room, on Thursday, May 30, 2013 at 9:00 a.m., MT, and at any postponement or adjournment thereof, with all the powers the undersigned would possess if personally present upon all matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy and in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting of Stockholders. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS FROM REGISTERED STOCKHOLDERS, PROXIES WILL BE VOTED “FOR” ALL NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

DIGITALGLOBE, INC.

May 30, 2013

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The notice of meeting and proxy statement are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16165

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

20330300000000001000 2 053013

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of three Class I Directors to serve for a three-year term expiring at our 2016 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Nick S. Cyprus
○ Jeffrey R. Tarr
○ James M. Whitehurst

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2013.	☐	☐	☐
3. Approval, on an advisory basis, of the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

If you plan to attend the Annual Meeting, please check the box at right. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.